                                POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints CHARLES A. PHILLIPS signing singly,  the undersigned's  true and lawful attorney-in-fact to:

     1.   execute  for and on  behalf  of the  undersigned  all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder;

     2.   do and perform  any and all acts for and on behalf of the  undersigned that may be  necessary  or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto,  and timely file such form with the United  States  Securities  and Exchange  Commission  and any
stock exchange or similar authority; and

     3.   take any other action of any type  whatsoever in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming any of  the  undersigned's  responsibilities  to  comply  with  Section  16  of  the
Securities Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no  longer  required  to file  Forms 3, 4, and 5 unless  earlier revoked  by the  undersigned  in a signed  writing  delivered  to the  foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 2006.

                                               /s/ Guy J. Quigley
                                               --------------------------
                                               GUY J. QUIGLEY